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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM 8-K/A

                       AMENDMENT NO. 1 TO CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                 May 15, 1995
                          --------------------------
               Date of Report (Date of earliest event reported)

                                Comdisco, Inc.
                          --------------------------
            (Exact name of registrant as specified in its charter)

        Delaware                       1-7725                     36-2687938
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(State of incorporation)            (Commission               (IRS Employer
                                      File No.)             Identification No.)

                6111 North River Road, Rosemont, Illinois 60018
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              (Address of principal executive offices) (Zip code)

                                (708) 698-3000
               ------------------------------------------------
              Registrant's telephone number, including area code
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                                AMENDMENT NO. 1
                                ---------------


The undersigned Registrant hereby amends Item 7. Financial Statements and Exhibits of its Current Report on Form 8-K dated and filed with the Commission on May 15, 1995 (which inadvertently did not contain the complete text of the exhibit) by deleting the Exhibit 4.1 filed with such report and replacing it with the following Exhibit 4.1 filed with this Amendment:

Item 7. Financial Statements and Exhibits.
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(c)   Exhibits

      4.1 Indenture dated as of February 1, 1995 by and between the Company and The Fuji Bank and Trust Company, as Trustee.
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                                  SIGNATURES
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    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K/A Amendment No. 1 to the Current Report on Form 8-K dated May 15, 1995 to be signed on its behalf by the undersigned hereunto duly authorized.

                                          COMDISCO, INC.

                                        /s/John J. Vosicky
Date: May 16, 1995                  By: _________________________________
                                        John J. Vosicky
                                        Executive Vice President/Chief Financial
                                        Officer and Treasurer

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